Defined Asset Funds [Registered]
Core Holdings                                       Series 00B [8/2/00 - Current
Portfolio 2000                                      Offering] cusip: 29471R109

Fund Overview

As of August 21, 2000
Closing NAV: 1.05610  Previous Close: 1.05236  Change: 0.00374 %Change:
+0.36000%

The Objective:
This global Portfolio seeks capital appreciation by investing in a diversified selection of equity securities for about one year.

The Strategy:
The Core Holdings Portfolio holds stocks from companies that Merrill Lynch Global Research and Economics Group believes are well-positioned to prosper amid technological innovation over the coming three to five years.

[A vertical risk bar color-codes various risk levels with blue corresponding to the lowest risk and red to the highest. The bar is marked in its yellow-shaded area, indicating middle risk level].

Offered By:
This portfolio is offered by Merrill Lynch (CHPOOB).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of August 21, 2000
Security                                    Symbol   Price    % of Portfolio
Texas Instruments, Inc.                     TXN      67.44         4.00
Burlington Resources Inc.                   BR       39.13         3.90
General Motors Corporation (Class H)        GMH      31.13         3.86
Network Appliance, Inc.                     NTAP     95.38         3.85
Walgreen Company                            WAG      34.19         3.78
EMC Corporation                             EMC      93.44         3.78


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MedImmune, Inc.                             MEDI      69.94        3.77
Kyocera Corporation                         KYO      154.75        3.75
Citigroup, Inc.                             C         76.88        3.73
Nortel Networks Corporation                 NT        80.94        3.71
Banco Santander Central Hispano SA          STD       11.13        3.69
JDS Uniphase Corporation                    JDSU     124.38        3.69
General Electric Company                    GE        56.88        3.68
America Online, Inc.                        AOL       56.75        3.67
Total Fina Elf                              TOT       79.69        3.65
The News Corporation Limited                NWS       52.00        3.64
Petroleo Brasileiro S.A                     PEBPY     28.00        3.55
Cisco Systems, Inc.                         CSCO      65.50        3.53
Yahoo! Inc.                                 YHOO     130.44        3.51
HSBC Holdings Plc                           HBC       72.25        3.50
SONY Corporation                            SNE       96.44        3.38
ScottishPower Plc                           SPI       32.69        3.35
Omnicom Group Inc.                          OMC       82.75        3.34
American International Group, Inc.          AIG       87.94        3.32
The Home Depot, Inc.                        HD        50.69        3.28
Nokia Corporation                           NOK       41.56        3.25
Vodafone AirTouch PLC                       VOD       38.75        3.03
Verizon Communications                      VZ        42.81        3.00

Selection Methodology

Merrill Lynch Global Research and Economics Group selected companies for long-term strategic advantage within their respective industries. Firms were chosen based on market capitalization, industry leadership, global presence, effective use of technology and effective management.

Fees & Expenses

Defining Your Costs
First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

                                        As a % of                  Amount Per
                                        Public Offering Price      1,000 Units

Initial Sales Charge                           1.00%                $10.00
Deferred Sales Charge                          1.50%                $15.00


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Maximum Sales Charge                           2.50%                $25.00
Creation and Development Fee
(as a % of net assets on date of
 deposit - 8/2/00)                             0.250%               $ 2.48

Estimated Annual Expenses
(as a % of net assets on date of deposit)      0.187%               $ 1.85

Estimated Organization Costs                                        $ 1.60

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You                                      Your Maximum Sales Charge
Invest:                                     (as a % of your investment) Will Be:

Less than $50,000                                        2.50%
$50,000 to $99,000                                       2.25%
$100,000 to $249,000                                     1.75%
$250,000 to $999,999                                     1.50%
$1,000,000 or more                                       0.75%

Is this Fund appropriate for you?

Yes, if you seek capital appreciation. This Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The Portfolio is not appropriate for investors seeking preservation of capital or high current income.


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There can be no assurance that the Portfolio will meet its objective.

The Portfolio is concentrated in foreign stocks, which may be subject to special risks including higher volatility, fluctuating currency exchange rates and political developments.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

Distributions and Taxes

Distribution Frequency (if any)
Two (2) per year

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distribution payments are based in part on the size of your investment, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.

Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on any net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors can defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Trustee

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508


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Defined Asset Funds [Registered] are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

Links to Sponsor Web Sites
Merrill Lynch              Salomon Smith Barney      PaineWebber
Morgan Stanley Dean Witter

This fund is eligible for purchase through the Unlimited Advantage [Registered] program. Therefore, performance information, fees and expenses will differ from those shown on this site. Please contact your financial professional for details specific to Unlimited Advantage accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask you financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the U.S. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial account standards.


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